Exhibit 10.2
Confidential materials omitted and filed
separately with the Securities and Exchange
Commission. Asterisks denote such omission.
CONSTELLATION BRANDS, INC.

ANNUAL MANAGEMENT INCENTIVE PLAN
2009 FISCAL YEAR AWARD PROGRAM
FOR EXECUTIVE OFFICERS

CONSTELLATION BRANDS, INC.

ANNUAL MANAGEMENT INCENTIVE PLAN
2009 FISCAL YEAR AWARD PROGRAM
FOR EXECUTIVE OFFICERS

ii

CONSTELLATION BRANDS, INC.
EXECUTIVE ANNUAL MANAGEMENT INCENTIVE PLAN
2009 FISCAL YEAR AWARD PROGRAM
FOR EXECUTIVE OFFICERS

Purpose:	This document is intended to describe parameters for making incentive awards for the period commencing March 1, 2008 and ending February 28, 2009 during the Company’s 2009 fiscal year (the “Program”). The Company has adopted the Annual Management Incentive Plan (the “Plan”) which authorizes the Company to grant incentive compensation to certain employees. All awards granted under the Program will be granted pursuant and subject to the terms of the Plan.
1. PROGRAM OBJECTIVES
     The objectives of the Program are to:
A.	Support the Company’s annual planning, budget and strategic planning process;

B.	Provide compensation opportunities which are competitive with those of other beverage alcohol or industry related companies in order to attract and retain key executives;

C.	Motivate executives to achieve profit and other key goals of the Company;

D.	Control overhead by designating a portion of annual compensation as a variable rather than fixed expense.
2. PROGRAM ADMINISTRATION
A.	The Human Resources Committee (the “Committee”) of the Company’s Board of Directors is responsible for determining which employees shall receive awards and the amounts, terms and conditions of all awards under the Program. The Committee will delegate certain administrative duties to the Senior Vice President, Chief Human Resources Officer.
B.	Decisions and determinations by the Committee will be final and binding upon all persons, including, but not limited to, participants and their personal representatives, heirs and assigns.
C.	This Program creates no vested or contractual right to the compensation provided herein. The Committee shall have the authority to interpret, amend or cancel the Program at any time, or to make any other determinations that it believes necessary or advisable for the administration of the Program. The Committee’s authority includes the power, in its sole discretion, to reduce the amount of or eliminate an Award payable to a participant.

3. PROGRAM PARTICIPATION
A.	The Committee is responsible for determining who may participate in the Program. The Company will provide a written recommendation to the Committee of the employees who it believes should be included in the Program for a Plan Year. Generally, Awards will be made to employees who the Committee believes are in a position to make significant contributions to the financial success of the Company.
B.	The participants for the Plan Year are identified in Schedule A. These schedules may be revised at any time during the year, as appropriate.
C.	To the extent permitted by Section 162(m) of the Internal Revenue Code, participants may be added to the Program at any time during a Plan Year provided that such addition occurs before December of the Plan Year. In this case, a participant’s Salary for purposes of determining an Award shall be prorated for the period remaining in the Plan Year. For purposes of proration, a participant shall be given credit for the entire month of any month in which the participant participates in the Program.
4. TERMINATION OF EMPLOYMENT
A.	In the event that a participant terminates employment for reasons other than death, Disability, Retirement or involuntary termination without Cause during a Plan Year, the participant will forfeit all rights to an Award with respect to that Plan Year unless otherwise stated in a ‘current’ employment contract.
B.	In the event that a participant terminates employment for reasons of death, Disability, Retirement, or involuntary termination without Cause, a ratable portion of any applicable Award shall be paid, subject to the attainment of the applicable performance target at the end of the plan year. The ratable portion of the Award shall be determined by multiplying the Award by a fraction the numerator of which is the number of full or partial months during the Plan Year during which the participant was employed and the denominator of which is twelve. Such amount will be paid at the same time as when Awards are paid to other participants.
5. AWARD LEVELS
A.	The amount of a participant’s Award will be calculated based on three variables: the participant’s management position, Salary and achieved performance for the Plan Year.
B.	Each participant will be assigned to a certain category (“Participation Category”) based on the participant’s management position in the Company (see Schedule A).
C.	The Committee has established performance targets for each participant that are based on one or more of the following: a Corporate performance target(s) (“Corporate Target”), and a Division/Company performance target(s) (“Divisional Target”). Schedule C sets forth the applicable Corporate and Divisional Targets.
D.	A participant who has a Corporate Target(s) and/or a Divisional Target(s) will be assigned a weighting to determine the percentage that each of the targets will contribute towards the participant’s total Award. These weightings are set forth in Schedule D (e.g., the Award for a Division CEO will be calculated 40% based on the Corporate Target and 60% based on the participant’s Divisional Targets). The weightings assigned to the Corporate and Divisional Targets will be referred to as the “Corporate Percentage(s)” and “Divisional Percentage(s)”, respectively.
E.	A participant’s Award will be calculated by multiplying the participant’s Salary by the appropriate percentage set forth in the Award Schedule (Schedule B) taking into account the participant’s Participation Category and performance level (e.g., threshold, target, maximum, etc.) with respect to the participant’s Corporate Target(s) and multiplying such amount by the participant’s Corporate Percentage(s). If the actual performance level falls between the designated levels of performance set forth in Schedule B, the percentage by which the participant’s salary is multiplied will be interpolated. For example, if the actual performance level falls half way between the “threshold” and “midpoint” levels, the percentage will be calculated as the average of the percentages for the “threshold” and “midpoint” levels. A similar calculation is performed for the participant’s Divisional Targets, if any, and the participant’s total Award will be the sum of these calculations.

Example:	Assume a Divison CEO of Constellation Brands was listed in Participation Category A1, had a salary of $450,000, and achieved the participant’s “threshold” Corporate Target and “maximum” Divisional Targets. Based on these facts and Schedules B, C and D, the participant’s Award would be $409,500 (i.e., $450,000 x 40% x 17.5%+ $450,000 x 40% x 140% + $450,000 x 20% x 140%).
6. PERFORMANCE TARGETS
A.	Performance measurement criteria will be established for the Plan Year and such criteria will relate to corporate and/or divisional objectives. Performance targets will be established based on the selected criteria. Schedule C sets forth the applicable corporate and divisional performance criteria and targets for the Plan Year.
B.	Schedule B sets forth the Award levels based on the attainment of the Corporate, Divisional, Individual and Team Targets determined in accordance with the criteria and targets set forth in Schedule C.
7. EFFECT OF EXTRAORDINARY ITEMS, MERGER, ACQUISITION, REORGANIZATION, ETC.
A.	The Committee shall adjust the performance measurement criteria to take into account the effects of any “Extraordinary Items.” “Extraordinary Items” means (1) items presented as such (or other comparable terms) on the Company’s audited financial statements, (2) extraordinary, unusual or nonrecurring items of gain or loss (including, without limitation, an unbudgeted material expense incurred by or at the direction of the Board of Directors or a Committee of the Board or a material litigation judgment or settlement), (3) changes in tax or accounting laws or rules, and (4) the effects of mergers, acquisitions, divestitures, spin-offs or significant transactions (including, without limitation, a corporate merger, consolidation, acquisition of property or stock, reorganization, restructuring charge, or joint venture), each of which are identified in the audited financial statements and notes thereto or in the “management’s discussion and analysis” of the financial statements in a period report filed with the SEC under the Exchange Act. The Committee shall make such adjustments to the performance measurement criteria as shall be equitable and appropriate in order to make the criteria, as nearly as practicable, equivalent to the criteria immediately prior to such transaction or event.
B.	In the event of a Change of Control, as defined under the Plan, the Plan Year shall end on the date of the Change in Control and the Corporate and Divisional Targets shall be adjusted to reflect the early termination of the Plan Year. If the Corporate and Divisional Targets, as adjusted, are deemed satisfied by the Committee, a participant may receive a ratable portion of the Award that would have been paid if the Plan Year had not been terminated early and the Corporate and Divisional Targets had been satisfied. The ratable portion of the Award shall be determined by multiplying the original Award by a fraction with a numerator equal to the number of months from the first day of the Plan Year to the date of the Change of Control (including any fractional month) and a denominator equal to twelve.
8. PAYMENT OF AWARDS
The entire Award calculated in accordance herewith shall be payable within thirty (30) days after the Committee approves the final year end performance in accordance with the plan document. Before any Award is paid to a participant, the Committee will certify, in writing, that the applicable performance targets were achieved and the amount of the Award is accurately calculated.
9. ASSIGNMENT
No right or interest of any Participant in the Program shall be assignable or transferable, or subject to any lien, directly, by operation of law, or otherwise, including levy, garnishment, attachment, pledge or bankruptcy.
10. EMPLOYMENT RIGHT
The Program shall not confer upon any participant any right to continued employment. The right to dismiss any employee with or without cause or notice is specifically reserved to the Company.
11. WITHHOLDING FOR TAXES
The Company shall have the right to deduct from all payments under this Program any federal or state taxes or other employment related withholdings required by law to be withheld with respect to such payments.

12. SPECIAL RULES FOR CERTAIN EXECUTIVES
A.	The Company’s Chief Executive Officer and certain other individuals designated by the Committee (“Covered Employees”) will be subject to special rules to ensure that the Awards granted to such individuals will be treated as qualified “performance-based compensation” under Internal Revenue Code Section 162(m). All provisions of the Program and the Plan shall be interpreted and administered consistently with that intent. The Committee will designate those individuals who are to be treated as “Covered Employees” on Schedule A.
B.	Notwithstanding any provision to the contrary, the following rules will apply to Covered Employees:
(1)	The Committee shall establish Corporate and Divisional Targets for Covered Employees that are tied to one or more of the Performance Criteria set forth in the Plan.
(2)	The Committee shall establish a Corporate Target(s) and, if applicable, a Divisional Target(s) for Covered Employees within 90 days of the commencement of the Plan Year. The satisfaction of such targets shall be substantially uncertain at the time they are established.
(3)	The amount of the Award shall be computed under an objective formula and the Committee shall have no discretionary authority to increase the amount of the Award or alter the methodology for calculating the Award, except as permitted by Section 162(m) of the Internal Revenue Code and the regulations promulgated thereunder.
(4)	The maximum amount a Covered Employee can receive under the Plan for the Plan Year cannot exceed $5 million.
(5)	Before any Award is paid to a Covered Employee, the Committee will certify, in writing, that the Corporate Target(s) and, if applicable, the Divisional Target(s) was achieved and the amount of the Award is accurately calculated.
13. DEFINITIONS
A. AWARD
“Award” shall mean the award to a Participant as determined under the Program.
B. CAUSE
“Cause” means gross negligence or willful misconduct or commission of a felony or an act of moral turpitude determined by the Committee to be detrimental to the best interests of the Company or, such other definition set forth in a written employment agreement with the Company.
C. THE COMPANY
“The Company” shall mean Constellation Brands, Inc. and its direct and indirect subsidiaries.

D. DISABILITY
“Disability” is defined as termination of employment due to the inability of a Participant to engage in any substantial gain activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than six months, all as verified by a physician acceptable, or selected by, the Committee.
E. PLAN and PLAN YEAR
“Plan” shall mean the Constellation Brands, Inc. Annual Management Incentive Plan.
“Plan Year” shall be the period commencing on March 1, 2008 and ending on February 28, 2009.
F. RETIREMENT
“Retirement” shall mean a termination of employment by an employee who is at least 60 years of age and after at least 10 years of service with the Company. For an individual who becomes employed by the Company in connection with a business acquisition (regardless of the form of the transaction), service shall include the individual’s service with the acquired business, unless the Committee determines otherwise.
G. SALARY
“Salary” shall mean the participant’s actual base compensation earned for the 2009 Fiscal Year. Actual base compensation earned shall be determined exclusive of any other compensation such as stock option income, grants of any kind, bonus awards, etc.

SCHEDULE A
CONSTELLATION BRANDS, INC. ANNUAL MANAGEMENT INCENTIVE PLAN FOR EXECUTIVE OFFICERS
EXECUTIVE PARTICIPATION LIST

Participation Category	Title	Participant
[****]	Chairman of the Board, COB	R. Sands *
	President, CEO	R.S. Sands *
[****]
	EVP Chief Financial Officer	R. Ryder*
	EVP Chief Legal Officer	T. Mullin *
	EVP Strategy & Business Development	P. Hetterich *
	EVP Chief Administrative Officer	K. Wilson *
	President & CEO Constellation Beers & Spirits	A. Berk*
	CEO Constellation International	J. Moramarco*
	President & CEO Constellation Wines North America	J. Fernandez*

*	“Covered” employee

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

SCHEDULE B
AWARD SCHEDULE
FOR EXECUTIVE OFFICERS

Participation
Category	Threshold	Midpoint	Target	Midpoint	Maximum
A2	30%	60%	120%	180%	240%
A1	17.5%	35%	70%	105%	140%

SCHEDULE C
PERFORMANCE SCHEDULE
(000,000’s)
EBIT

AMIP Factor	[****]*	[****]*	[****]**	[****]**

2.00	$[****]	$[****]	$[****]	$[****]
1.75	$[****]	$[****]	$[****]	$[****]
1.50	$[****]	$[****]	$[****]	$[****]
1.25	$[****]	$[****]	$[****]	$[****]
1.00	$[****]	$[****]	$[****]	$[****]
0.50	$[****]	$[****]	$[****]	$[****]
0.25	$[****]	$[****]	$[****]	$[****]

*	The measure of “EBIT” (Earnings Before Interest and Taxes) for purposes hereof shall be determined as the sum of Operating Income plus Equity in Earnings of Equity Method Investees. “EBIT” is measured based on the Company’s performance for the period from March 1, 2008 through February 28, 2009.

**	Given the intra-company transfers and transactions that occur in these entities, the Company has determined that Divisional EBIT for the wine divisions, for purposes of this program, shall be calculated as EBIT (Earnings Before Interest and Taxes) of the Operating Company for the period from March 1, 2008 through February 28, 2009, plus EBIT earned by inter-company trading companies for exported products and EBIT earned by brand owner companies for imported products.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

Free Cash Flow

AMIP Factor	[****]	[****]	[****]	[****]
2.00	$[****]	$[****]	$[****]	$[****]
1.75	$[****]	$[****]	$[****]	$[****]
1.50	$[****]	$[****]	$[****]	$[****]
1.25	$[****]	$[****]	$[****]	$[****]
1.00	$[****]	$[****]	$[****]	$[****]
0.50	$[****]	$[****]	$[****]	$[****]
0.25	$[****]	$[****]	$[****]	$[****]
The measure of “Free Cash Flow” for purposes hereof shall be calculated as follows: Net Cash Provided by (Used in) Operating Activities minus Purchases of Property, Plant and Equipment. “Free Cash Flow” is measured based on the Company’s performance for the period from March 1, 2008 through February 28, 2009. For divisional Free Cash Flow, results are calculated before tax payments.

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omission.

SCHEDULE D
WEIGHTINGS FOR CORPORATE AND DIVISIONAL/COMPANY TARGETS

	Corporate
Corporate/CBI	EBIT	Corporate Free Cash Flow
Chairman/CEO	80%	20%
EVP	80%	20%

	Corporate	Divisional	Divisional Free
Division/Company	EBIT	EBIT/Other	Cash Flow
CEO	40%	40%	20%